ANNUAL REPORT
FOR THE FISCAL YEAR ENDED
SEPTEMBER 30, 1995

FELLOW PARTNERS:

Rental income from properties owned during all of fiscal 1995 was up $317,000 over 1994, and expenses, excluding the effect of the Corporate Square sale and valuation adjustments, were down $62,000. Without the adjustments, net income from these properties' operations would have increased by $379,000 over last year to $555,000. Corporate Square, which was sold in January 1994, contributed $264,000 to rental income and $234,000 to net income in fiscal 1994 and nothing this year. In addition, the carrying values of three properties still owned declined a total of $547,000. At Airport Perimeter, an initial permanent value impairment of $189,000 was recorded, while at the Business Park there was an additional permanent impairment of $165,000. Spring Creek, which we are trying to sell, incurred a net downward valuation adjustment of $193,000. The table on page 6 will help you put these adjustments in the context of the total investment in the properties.

      The biggest gain in rental income from the current portfolio of properties was experienced by Royal Biltmore, whose average leased status was up from 91% in fiscal 1994 to 98% this year. The Business Park, Springdale, and Newport Center also enjoyed higher leased levels, while rental rates being paid by new tenants at the first two properties are also up over those in prior leases.

      In what we hope is the start of a trend, bad debt expense was down or flat for all properties relative to 1994, with Montgomery and Newport Center showing the greatest improvement in tenant credit quality. Savings in this property operating expense category totaled $71,000, and repairs and maintenance costs at Montgomery declined by $44,000 relative to last year. Increased tax assessments at The Business Park and Royal Biltmore more than offset the absence of taxes for Corporate Square, pushing real estate taxes higher.

      The Fund's cash position increased slightly more in fiscal 1995 than it did in 1994. Cash from operations was up $457,000 over last year. The Fund did not sell a property or pay as large a cash distribution - $1,705,000 versus $4,726,000 - in 1995 as it did in 1994.

Unit Valuation

As you know, at the end of each fiscal year we employ a third-party appraiser to review and assess the analysis and assumptions we used to prepare an estimated current unit value. These interim valuations are not necessarily representative of the value of your units when the Fund ultimately liquidates its holdings. Nor is there any assurance that you could sell your units today at a price equal to the current estimated value.

      At September 30, 1995, the estimated value of a Fund I unit was $424. The comparable number for 1994 was $413. Both the $424 and $413 include $9 of cash proceeds from previous sales which, based on lower projected cash balance requirements, will be distributed to you in November. In addition, we determined that the Fund could declare in the fourth fiscal quarter a $9 per-unit distribution from 1995 operations. For the first three quarters of the year, $12 per unit was declared from operations, so the $9 for the fourth quarter brings the total for 1995 to $21. Because of the improved cash flow from operations, we are raising the planned quarterly cash distribution for fiscal 1996 to $4.75 per unit. This rate will be evaluated periodically to determine if a further change is warranted based on the cash position.

      After the November distribution, the 1995 unit value will be $411, a 2.0% increase over the prior year's comparable $403 level. Higher valuations on a majority of your properties produced the estimated gain. At this time last year, we also reported modestly higher values and said we believed even the slight rise indicated that the sharp declines in property values were behind us. While two back-to-back annual increases cannot be considered a long-term trend, we are encouraged by the change in direction.

      Sincerely,



      James S. Riepe
      Chairman

November 10, 1995

INVESTMENT ADVISOR'S REPORT

As discussed in recent reports, the real estate market is slowly improving, with some segments such as industrial recovering more rapidly than others such as office properties. The absence of meaningful new construction combined with continued net positive absorption in all segments has begun to attract not only opportunistic capital but also some institutional capital into the real estate sector, which is a favorable development.

      The results of the Russell-NCREIF Index, which measures income returns and changes in values for real estate investments, reflect the general state of the market. From 1991 through 1993 property values experienced average annual declines of approximately 10%. This rate slowed as values decreased by 5% and 1% for the 12 months ended June 30, 1994 and 1995, respectively. Income returns of 9% during each of those two years more than offset the value declines, resulting in positive total returns for the index for the first time since June 1990.

      The index also identifies returns by product type and by geographical region. As anticipated, because of the weak operating environment, office buildings have not performed as well as other product types, with value declines of approximately 4% for the 12 months ended June 30, 1995. This is an improvement, however, over the average 14% per year drop in each of the last four years. Industrial properties, on the other hand, appreciated in value by 2% for the 12 months ended June 30, 1995. In that same period, other real estate product types such as retail and multi-family, performed better than they had in prior years.

      Property values in geographic regions depend significantly on the local economy. The South, where values in general depreciated less than 1% for the 12 months ended June 30, 1995, continues to outperform other regions, but even its recovery has been prolonged due to the depressed energy business. Value declines in the East and Midwest have moderated, and the Western region has experienced a dramatic improvement recently. In 1994, property values in the West were down significantly but, for the 12 months ended June 30, 1995, declined only around 1%. In analyzing this information, it is clear that the multi-family and industrial segments are heavily influencing the results, since the office segment in the West declined approximately 5%. Nevertheless, we anticipate this market will recover in the near term, because we continue to see increased leasing activity and improved economics for owners.

      We are encouraged by the positive annual returns of the Russell-NCREIF Index for the past two years. We are even more heartened, however, by the performance of Realty Income Fund I's Portfolio, which experienced an increase in value in excess of that of the Russell-NCREIF Index. Further, we believe this trend will continue.

Property Highlights

All but two properties maintained or increased their leased status during the past year. New and renewal leases totaling 235,620 square feet of space, or 26% of the total leasable area, were signed.

      Spring Creek: One tenant continues to occupy the building. Its lease, which expires in 1999, provides for gradual increases in rental payments through 1996. The occupancy rate in the Richardson, Texas, submarket improved over the prior year's level and is now at 90%. Rental rates for this type of property continue to increase at a pace well above inflation and are expected to rise even further in the coming months as alternatives for flex space users remain limited. Based on these and other considerations, we are actively marketing the Spring Creek property.

Real Estate Investments
_____________________________________________________________________________

                    Gross                  % Leased
                    Leasable          ___________________
                    Area            Prior          Current        1996 Lease
Property            (Sq. Ft.)       Year-End       Year-End       Expirations
________            ________        ________       ________       __________
Spring Creek         51,400            100%           100%            0%
Airport Perimeter   121,000             69             80            47%
Montgomery          116,300             88             67             7%
Royal Biltmore       71,300            100             98             1%
Springdale          144,000            100            100            31%
The Business Park   157,200             86             92            47%
Van Buren           173,900             92             92             4%
Newport Center       62,400             89             93            29%
Fund Total          897,500             89%            89%           23%

      Airport Perimeter: During the last year, new and renewal leases covering nearly 45,000 square feet were completed at the property, more than offsetting the expiration of leases covering 29,000 square feet. As a result, the leased status rose by nearly 11 percentage points to 80%. The possibility that the Fund may be forced to sell this property to the local government to accommodate an airport expansion still exists. The potential sale makes the increased leased status of the property even more noteworthy, as prospects who are willing to accept short lease terms are usually limited.

      Montgomery: Expirations and downsizings severely affected occupancy during the year. Over 42,000 square feet was vacated due to these factors, bringing the total unleased space up to more than 38,000 square feet. Our marketing objective is to raise occupancy above the market level, which, although improved over the prior year, remains low at 82%. Significant increases in asking rates for competitive space indicate that the market may be gaining momentum which should positively affect this building in the coming months.

      Royal Biltmore: Only 5,000 square feet were leased during the year, reflecting the property's high occupancy level and minimal rollover. The small decline in leased status reflects our intent to hold out for the highest possible rent on the property's last vacant space as the Camelback corridor market continues to tighten. Investment activity remains strong in the Camelback area as well. Many investors believe that the rising rents and falling vacancy levels achieved in the market during the last 12 months will continue over the near term. The property's operating upside is limited because of its fully leased status and the potential for new office development in the Camelback corridor. As a result of these factors and the increasing investor optimism in the market, we are currently reviewing possible sale of Royal Biltmore.

      Springdale: One renewal lease representing 10% of the property was completed during the year, keeping Springdale fully leased. Leasing activity in the Mid-Counties submarket, where the Springdale property competes, remains strong with vacancy levels down to just above 6%. Therefore, we are optimistic about our renewal campaign over the coming 12 months. Should demand for space persist, rental rates should continue to improve.

      The Business Park: New and renewal leases totalling 62,000 square feet, or 39% of the property, were signed during the year, raising the leased status by over five percentage points. The Northeast I-85 Atlanta service submarket's vacancy declined from 8% last year to 5.5% currently, and rental rates have remained attractive versus historical levels.

      Van Buren: Despite 64,000 square feet of lease expirations during the year, there was virtually no change in leased status from the prior year. New leases were entered into with good quality tenants at rates which reflect the strength of the Southwest Phoenix industrial submarket. With only 4% of space expiring in the upcoming year, little additional near-term value can be created by holding Van Buren. That factor, combined with continued investor demand for industrial properties, has prompted us to review this property as a disposition candidate.

      Newport Center: Activity at the property was high, as leases totaling nearly 23,000 square feet and 37% of the total were completed during the year. Leases expired on 19,000 square feet, and one tenant with 2,000 feet vacated due to credit problems. The Deerfield Beach/Boca Raton submarket's vacancy rate fell one percentage point to 12% during the year, while rental rate growth enjoyed a double digit increase during the period.

Outlook

All portfolio properties are in submarkets with higher occupancy rates than a year ago. Additionally, rents appear to have stabilized or to be rising in virtually all of these areas. We feel the Fund's properties are poised to take advantage of these improving conditions, and we look forward to reporting on this progress in future reports.

LaSalle Advisors
November 10, 1995

REAL ESTATE HOLDINGS
September 30, 1995
(In thousands)
                                                                   Current
                Type and          Date   Total AccumulatedValuationCarrying
Property Name   Location        Acquired Cost*DepreciationAllowancesAmount
_______________ _____________________________________________________________
Airport
  Perimeter   Industrial         12/85   $5,830   $(2,352)      -    $3,478
              College Park, Georgia
Montgomery    Office             12/85   17,380   (6,701)       -    10,679
              Gaithersburg, Maryland
Royal
  Biltmore    Office              1/86    9,099   (3,991)       -     5,108
              Phoenix, Arizona
Springdale    Industrial          6/86    7,390   (2,359)       -     5,031
              Santa Fe Springs, California
Van Buren     Industrial          7/86    6,217   (1,879)       -     4,338
              Phoenix, Arizona
The Business
  Park        Office/Service      8/86   14,017   (5,629)       -     8,388
              Gwinnett Co., Georgia
Newport
  Center      Office/Service      5/87    5,318   (1,181)       -     4,137
              Deerfield Beach, Florida
                                        _______  _______            _______
                                         $65,251  $(24,092)     -    41,159
                                        _______  _______            _______
                                        _______  _______            _______
Held for Sale
Spring Creek  Industrial          6/85   $4,184   $(1,521)  (1,437)   1,226
              Richardson, Texas
                                        _______  _______  _______   _______
                                        _______  _______  _______

                                                                     $42,385
                                                                    _______
                                                                    _______

*Includes original purchase price, subsequent improvements, and, in the case of Airport Perimeter, Royal Biltmore, The Business Park, and Spring Creek, reductions for permanent impairments.

BALANCE SHEETS
(In thousands)
                                                   September 30,September 30,
                                                       1995         1994
                                                   ____________ ____________
Assets
Real Estate Property Investments
 Land. . . . . . . . . . . . . . . . . . . . . . .   $ 11,014    $11,070
 Buildings and Improvements. . . . . . . . . . . .     54,237     54,341
                                                     ________   ________
                                                       65,251     65,411
 Less:  Accumulated Depreciation and Amortization     (24,092)   (22,422)
                                                     ________   ________
                                                       41,159     42,989
 Held for Sale . . . . . . . . . . . . . . . . . .      1,226      1,532
                                                     ________   ________
                                                       42,385     44,521
Cash and Cash Equivalents. . . . . . . . . . . . .      2,832      2,603
Accounts Receivable  (less allowances of $85
  and $97) . . . . . . . . . . . . . . . . . . . .        292        133
Other Assets . . . . . . . . . . . . . . . . . . .        624        587
                                                     ________   ________
                                                     $ 46,133    $47,844
                                                     ________   ________
                                                     ________   ________

Liabilities and Partners' Capital
Security Deposits and Prepaid Rents. . . . . . . .   $    364    $   357
Accrued Real Estate Taxes. . . . . . . . . . . . .        202        258
Accounts Payable and Other Accrued Expenses. . . .        281        246
                                                     ________   ________
Total Liabilities. . . . . . . . . . . . . . . . .        847        861
Partners' Capital. . . . . . . . . . . . . . . . .     45,286     46,983
                                                     ________   ________
                                                     $ 46,133    $47,844
                                                     ________   ________
                                                     ________   ________

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
(In thousands except per-unit amounts)
                                                Years Ended September 30,
                                              1995        1994        1993
                                             _______     _______     _______
Revenues
Rental Income. . . . . . . . . . . . . . .  $ 5,927     $ 5,874    $ 6,302
Interest Income. . . . . . . . . . . . . .      116         119         37
                                            _______     _______    _______
                                              6,043       5,993      6,339
                                            _______     _______    _______
Expenses
Property Operating Expenses. . . . . . . .    1,681       1,933      1,966
Real Estate Taxes. . . . . . . . . . . . .      632         592        718
Depreciation and Amortization. . . . . . .    2,681       2,779      2,678
Decline (Recovery) of Property Values. . .      547         (2)      7,039
Partnership Management Expenses. . . . . .      494         526        548
                                            _______     _______    _______
                                              6,035       5,828     12,949
                                            _______     _______    _______
Net Income (Loss). . . . . . . . . . . . .  $     8     $   165    $(6,610)
                                            _______     _______    _______
                                            _______     _______    _______
Activity per Limited Partnership Unit
Net Income (Loss). . . . . . . . . . . . .  $  0.08     $  1.64    $(65.65)
                                            _______     _______    _______
                                            _______     _______    _______
Cash Distributions Declared
  from Operations. . . . . . . . . . . . .  $ 21.00     $ 16.00    $ 16.00
  from Sale Proceeds . . . . . . . . . . .     9.00       34.00          -
                                            _______     _______    _______
Total Distributions Declared . . . . . . .  $ 30.00     $ 50.00    $ 16.00
                                            _______     _______    _______
                                            _______     _______    _______
Units Outstanding. . . . . . . . . . . . .   90,622      90,622     90,622
                                            _______     _______    _______
                                            _______     _______    _______

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF PARTNERS' CAPITAL
(In thousands)
                                             General     Limited
                                             Partner    Partners      Total
                                            ________    ________    ________

Balance, September 30, 1992. . . . . . . . $ (2,481)   $ 62,347    $ 59,866
Net Loss . . . . . . . . . . . . . . . . .     (661)     (5,949)     (6,610)
Cash Distributions . . . . . . . . . . . .     (171)     (1,541)     (1,712)
                                            _______     _______     _______
Balance, September 30, 1993. . . . . . . .   (3,313)     54,857      51,544
Net Income . . . . . . . . . . . . . . . .       16         149         165
Cash Distributions . . . . . . . . . . . .     (286)     (4,440)     (4,726)
                                            _______     _______     _______
Balance, September 30, 1994. . . . . . . .   (3,583)     50,566      46,983
Net Income . . . . . . . . . . . . . . . .        1           7           8
Cash Distributions . . . . . . . . . . . .     (165)     (1,540)     (1,705)
                                            _______     _______     _______
Balance, September 30, 1995. . . . . . . . $ (3,747)   $ 49,033    $ 45,286
                                            _______     _______     _______
                                            _______     _______     _______

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS
(In thousands)
                                                Years Ended September 30,
                                              1995        1994        1993
                                             _______     _______     _______
Cash Flows from Operating Activities
Net Income (Loss). . . . . . . . . . . . .  $     8    $    165    $(6,610)
Adjustments to Reconcile Net Income
    (Loss) to Net Cash
  Provided by Operating Activities
  Depreciation and Amortization. . . . . .    2,681       2,779      2,678
  Decline (Recovery) of Property
    Values . . . . . . . . . . . . . . . .      547          (2)     7,039
  Change in Accounts Receivable, Net
    of Allowances. . . . . . . . . . . . .     (159)         53         21
  Increase in Other Assets . . . . . . . .      (37)       (121)       (83)
  Change in Security Deposits and
    Prepaid Rents. . . . . . . . . . . . .        7         (74)       (13)
  Decrease in Accrued Real
    Estate Taxes . . . . . . . . . . . . .      (56)       (229)       (87)
  Change in Accounts Payable and Other
  Accrued Expenses . . . . . . . . . . . .       35          (2)      (128)
                                            _______     _______    _______
Net Cash Provided by Operating
  Activities . . . . . . . . . . . . . . .    3,026       2,569      2,817
                                            _______     _______    _______
Cash Flows from Investing Activities
Proceeds from Property Disposition . . . .        -       3,379          -
Investments in Real Estate . . . . . . . .   (1,092)     (1,048)    (1,000)
                                            _______     _______    _______
Net Cash Provided by (Used in) Investing
  Activities . . . . . . . . . . . . . . .   (1,092)      2,331     (1,000)
                                            _______     _______    _______
Cash Flows Used in Financing Activities
Cash Distributions . . . . . . . . . . . .   (1,705)     (4,726)   (1,712)
                                            _______     _______    _______
Cash and Cash Equivalents
Net Increase during Year . . . . . . . . .      229         174        105
At Beginning of Year . . . . . . . . . . .    2,603       2,429      2,324
                                            _______     _______    _______
At End of Year . . . . . . . . . . . . . .  $ 2,832    $  2,603    $ 2,429
                                            _______     _______    _______
                                            _______     _______    _______

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership (the "Partnership"), was formed on August 31, 1984, under the Maryland Revised Uniform Limited Partnership Act for the purpose of acquiring, operating, and disposing of existing income-producing commercial and industrial real estate properties. T. Rowe Price Realty Income Fund I Management, Inc., is the sole General Partner. A total of 90,622 limited partnership units were issued at $1,000 per unit and remain outstanding as of September 30, 1995.

      In accordance with provisions of the partnership agreement, income from operations is allocated and related cash distributions are generally paid to the General and Limited Partners at the rates of 10% and 90%, respectively. Sale or refinancing proceeds are generally allocated, first 4% to the General Partner, next to the Limited Partners in an amount equal to their Adjusted Capital Contributions (as defined), next to the Limited Partners to provide specific returns on their Adjusted Capital Contributions, with any remaining proceeds allocated 85% to the Limited Partners and 15% to the General Partner. Gain on property sold is generally allocated in the same ratio as the distribution of sale proceeds. Cash distributions, if any, are made quarterly based upon cash available for distribution, as defined in the partnership agreement. Cash available for distribution will fluctuate as changes in cash flows and adequacy of cash balances warrant.

      The partnership agreement includes provisions limiting the maximum contribution the General Partner can be required to fund upon the dissolution and termination of the Partnership if, at that time, the General Partner's capital account has a negative balance. The maximum contribution is approximately $913,000. If after making such a contribution, the General Partner's capital account still has a negative balance, a reallocation of income equal to the remaining negative balance will be made to the General Partner from the Limited Partners.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Partnership's financial statements are prepared in accordance with generally accepted accounting principles. Certain amounts in the 1994 financial statements have been reclassified to conform with the 1995 presentation.

      Depreciation is calculated primarily on the straight-line method over the estimated useful lives of buildings and improvements, which range from five to 40 years. Lease commissions and tenant improvements are capitalized and amortized over the life of the lease using the straight-line method.

      Cash equivalents consist of money market mutual funds, the cost of which approximates fair value.

      The Partnership uses the allowance method of accounting for doubtful accounts. Provisions for uncollectible tenant receivables in the amounts of $20,000, $96,000, and $108,000 were recorded in 1995, 1994, and 1993, respectively. Bad debt expense is included in Property Operating Expenses.

      The Partnership records a provision for impairment of the carrying value of its real estate investments whenever the estimated future cash flows from a property's operations and projected sale are less than the property's net carrying value. The General Partner believes that the estimates and assumptions used are appropriate in evaluating the carrying value of the Partnership's properties presented currently in the balance sheet; however, changes in market conditions and circumstances could occur in the near-term which will cause these estimates to change.

      Rental income is recognized by the Partnership on a straight-line basis over the term of each lease. Rental income accrued, but not yet billed, is included in Other Assets and aggregates $435,000 and $420,000 at September 30, 1995 and 1994, respectively.

      Under provisions of the Internal Revenue Code and applicable state taxation codes, partnerships are generally not subject to income taxes; therefore, no provision has been made for such taxes in the accompanying financial statements.

NOTE 3 - TRANSACTIONS WITH RELATED PARTIES AND OTHER

As discussed in Note 1, the General Partner receives 10% of distributable cash from operations and a portion of the proceeds from property dispositions as compensation for the services rendered in managing the affairs of the Partnership. The General Partner earned $211,000, $161,000, and $161,000 from operations in fiscal 1995, 1994, and 1993, respectively. In addition, the General Partner earned $34,000 and $128,000 in fiscal 1995 and 1994 from property dispositions.

      In accordance with the partnership agreement, certain operating expenses are reimbursable to the General Partner. The General Partner's reimbursement of such expenses totaled $123,000, $134,000, and $162,000 for communications and administrative services performed on behalf of the Partnership during fiscal 1995, 1994, and 1993, respectively.

      An affiliate of the General Partner earned a normal and customary fee of $9,000, $11,000, and $6,000 from the money market mutual funds in which the Partnership made its interim cash investments during fiscal 1995, 1994, and 1993, respectively.

      LaSalle Advisors Limited Partnership ("LaSalle") is the Partnership's advisor and is compensated for its advisory services directly by the General Partner. LaSalle is reimbursed by the Partnership for certain operating expenses pursuant to its contract with the Partnership to provide real estate advisory, accounting, and other related services to the Partnership. LaSalle's reimbursement for such expenses during each of the last three years totaled $150,000.

      An affiliate of LaSalle earned $190,000, $183,000, and $120,000 in 1995, 1994, and 1993, respectively, as property manager for several of the Partnership's properties.

NOTE 4 - PROPERTY VALUATIONS AND DISPOSITION

On January 31, 1994, the Partnership sold Corporate Square and received net proceeds of $3,379,000. The net book value of this property at the time of disposition was also $3,379,000, after accumulated depreciation expense and previously recorded property valuation allowances. Therefore, no gain or loss was recognized on the property sale.

      The General Partner has approved a plan of disposition for and is actively marketing the Spring Creek property, the carrying amount of which is classified as held for sale in the accompanying balance sheets. Results of operations for Spring Creek and Corporate Square are summarized below for each of the fiscal years ended September 30:

                                   1995         1994          1993
                                 ________     ________      ________
Recovery (Decline) of
  Property Values. . . . . . .  $ (193,000)  $ 368,000    $ (4,862,000)
Other Components of
  Operations . . . . . . . . .      41,000      29,000         328,000
                                  ________    ________      __________
Results of Operations. . . . .  $ (152,000)  $ 397,000    $ (4,534,000)
                                  ________    ________      __________
                                  ________    ________      __________

In addition, based upon a review of current market conditions, estimated holding period, and future performance expectations of each property, the General Partner has determined that the net carrying value of certain other operating properties may not be fully recoverable from future operations and disposition. Charges recognized for such impairments in the value of Airport Perimeter, the Business Park, and Royal Biltmore aggregated $354,000 in fiscal 1995, $365,000 in fiscal 1994, and $2,177,000 in fiscal 1993.

      On October 1, 1995, the Partnership adopted Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", which changes the Partnership's current method of accounting for its real estate property investments when circumstances indicate that the carrying amount of a property may not be recoverable. Measurement of an impairment loss on an operating property will now be based on the estimated fair value of the property rather than the sum of expected future cash flows. Properties held for sale will continue to be reflected at the lower of historical cost or estimated fair value less anticipated selling costs. In addition, properties held for sale will no longer be depreciated. No adjustment of the carrying values of the Partnership's real estate property investments was required at October 1, 1995 as a result of adopting SFAS No.121.

NOTE 5 - LEASES

Future minimum rentals to be received by the Partnership under noncancelable operating leases in effect as of September 30, 1995, are:

            Fiscal Year            (in thousands)
            ___________
               1996                  $  5,062
               1997                     4,097
               1998                     2,835
               1999                     1,606
               2000                     1,047
            Thereafter                  1,377
                                      _______
              Total                  $ 16,024
                                      _______
                                      _______

NOTE 6 - RECONCILIATION OF FINANCIAL STATEMENT TO TAXABLE INCOME

As described in Note 2, the Partnership has not provided for an income tax liability; however, certain timing differences exist between amounts reported for financial statement and income tax purposes. These differences are summarized below for fiscal years ended September 30:

                                        1995           1994           1993
                                      ________       ________       ________
                                                  (in thousands)
Book net income (loss) . . . . . . .   $     8       $    165       $ (6,610)
Allowances for:
  Uncollectible accounts
  receivable . . . . . . . . . . . .       (13)             8            (57)
  Property valuations. . . . . . . .       547             (2)         7,039
Normalized and prepaid rents . . . .       (45)          (112)          (136)
Depreciation . . . . . . . . . . . .       113            135           (220)
Accrued Expenses . . . . . . . . . .         3              1             55
Loss on property sale. . . . . . . .         -         (3,133)             -
                                      ________       ________       ________
Taxable Income . . . . . . . . . . .   $   613       $ (2,938)      $     71
                                      ________       ________       ________
                                      ________       ________       ________

NOTE 7 - SUBSEQUENT EVENT

The Partnership declared a quarterly cash distribution of $18.00 per unit to Limited Partners of the Partnership as of the close of business on September 30, 1995, the record date. The distribution totals $1,756,000 and represents $9.00 per unit of cash available for distribution from operations for fiscal 1995, and $9.00 per unit from previously retained proceeds from the sales of Corporate Square and Dupont Business Park. The Limited Partners will receive $1,631,000, and the General Partner will receive $125,000.

INDEPENDENT AUDITORS' REPORT
To the Partners
T. Rowe Price Realty Income Fund I,
A No-Load Limited Partnership:

We have audited the accompanying balance sheets of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership, as of September 30, 1995 and 1994, and the related statements of operations, partners' capital and cash flows for each of the years in the three-year period ended September 30, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership as of September 30, 1995 and 1994, and the results of its operations and its cash flows for each of the years in the three-year period ended September 30, 1995, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
October 20, 1995
Chicago, Illinois